Income Taxes - Summary of Deferred Income Taxes Result From Differences in the Recognition of Revenue and Expenses For Tax and Financial Reporting Purposes, As Well As Operating Loss And Tax Credit Carryforwards (Detail) - USD ($)
$ in Thousands
	Mar. 31, 2021	Mar. 31, 2020
Deferred tax assets:
Net operating loss carryforwards	$ 181,020	$ 165,161
Accruals and reserves	3,591	4,596
Stock-based compensation	6,291	6,552
Deferred revenue	17,785	5,152
Operating lease liabilities	23,393	23,160
Intangibles	355	75
Other	391	390
Gross deferred tax assets	232,826	205,086
Valuation allowance	(213,267)	(185,249)
Total deferred tax assets	19,559	19,837
Deferred tax liabilities:
Prepaid expenses	(841)	(885)
Operating lease right-of-use assets	(15,755)	(15,541)
Property and equipment	(2,963)	(3,411)
Gross deferred tax liabilities	(19,559)	(19,837)
Net deferred taxes